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                                                                    EXHIBIT 10.2


                     AMENDED AND RESTATED SECURITY AGREEMENT

         THIS AMENDED AND RESTATED SECURITY AGREEMENT (this "AGREEMENT") dated as of September 9, 2002 is among U.S. PLASTIC LUMBER CORP. (the "COMPANY"), each Subsidiary of the Company listed on the signature pages hereof, each other person or entity which from time to time becomes a party hereto (collectively, including the Company, the "DEBTORS" and individually each a "DEBTOR") and BANK OF AMERICA, N.A. ("BANK OF AMERICA"), in its capacity as Administrative Agent (as defined below) for the Banks (as defined below).

                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, the Company, various financial institutions (the "BANKS") and Bank of America, as Administrative Agent for the Banks (in such capacity, the "ADMINISTRATIVE AGENT"), have entered into a Credit Agreement dated as of September 9, 2002 (as amended, restated or otherwise modified from time to time, the "CREDIT AGREEMENT");

         WHEREAS, each of the Debtors other than the Company has executed and delivered a guaranty (the "GUARANTY") of the obligations of the Company in respect of the Loan Documents; and

         WHEREAS, the obligations of the Company in respect of the Loan Documents and the obligations of each other Debtor under the Guaranty are to be secured pursuant to this Agreement;

         NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS. When used herein, (a) the terms ACCOUNT, ACCOUNT DEBTOR, CERTIFICATED SECURITY, CHATTEL PAPER, COMMODITY ACCOUNT, COMMODITY CONTRACT, DEPOSIT ACCOUNT, DOCUMENT, EQUIPMENT, FIXTURE, GOODS, INSTRUMENT, INVENTORY, INVESTMENT PROPERTY, SECURITY, SECURITY ENTITLEMENT, SECURITIES ACCOUNT and UNCERTIFICATED SECURITY shall have the respective meanings assigned to such terms in the UCC (as defined below), (b) capitalized terms used but not defined have the meanings assigned to such terms in the Credit Agreement and (c) the following terms have the following meanings (such definitions to be applicable to both the singular and plural forms of such terms):

                  ADMINISTRATIVE AGENT - see the recitals.

                  AGREEMENT - see the introductory paragraph.

                  BANK OF AMERICA - see the introductory paragraph.

                  BANKS - see the recitals.

                  BLOCKED ACCOUNT - see Section 4.


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                  COLLATERAL means, with respect to any Debtor, all property and rights of such Debtor in which a security interest is granted hereunder.

                  COMPANY - see the introductory paragraph.

                  COMPUTER HARDWARE AND SOFTWARE means, with respect to any Debtor, (i) all computer and other electronic data processing hardware, whether now or hereafter owned, licensed or leased by such Debtor, including, without limitation, all integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers and accessories and all peripheral devices and other related computer hardware; (ii) all software programs, whether now or hereafter owned, licensed or leased by such Debtor, designed for use on the computers and electronic data processing hardware described in CLAUSE
         (I) above, including, without limitation, all operating system software, utilities and application programs in whatsoever form (source code and object code in magnetic tape, disk or hard copy format or any other listings whatsoever); (iii) all firmware associated with the foregoing, whether now or hereafter owned, licensed or leased by such Debtor; and (iv) all documentation for the hardware, software and firmware described in CLAUSES (I), (II) and (III) above, whether now or hereafter owned, licensed or leased by such Debtor, including, without limitation, flow charts, logic diagrams, manuals, specifications, training materials, charts and pseudo codes.

                  CONCENTRATION ACCOUNT - see SECTION 4.

                  CREDIT AGREEMENT - see the recitals.

                  DEBTOR - see the introductory paragraph.

                  DEFAULT means the occurrence of any of the following events:
         (a) any Unmatured Event of Default under Section 8.1.5 of the Credit Agreement with respect to the Company, (b) any Event of Default or (c) any warranty of any Debtor herein is untrue or misleading in any material respect and, as a result thereof, the Administrative Agent's security interest in any material portion of the Collateral (of all Debtors taken as a whole) is not perfected or the Administrative Agent's rights and remedies with respect to any material portion of the Collateral of all Debtors taken as a whole are materially impaired or otherwise materially adversely affected.

                  GENERAL INTANGIBLES means, with respect to any Debtor, all of such Debtor's "general intangibles" as defined in the UCC and, in any event, includes (without limitation) all of such Debtor's trademarks, trade names, patents, copyrights, trade secrets, customer lists, inventions, designs, software programs, mask works, goodwill, registrations, licenses, franchises, tax refund claims, guarantee claims, security interests and rights to indemnification.

                  GUARANTY - see the recitals.



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                  INTELLECTUAL PROPERTY means all past, present and future:
         trade secrets and other proprietary information; trademarks, service marks, business names, designs, logos, indicia, and/or other source and/or business identifiers and the goodwill of the business relating thereto and all registrations or applications for registrations which have heretofore been or may hereafter be issued thereon throughout the world; copyrights (including, without limitation, copyrights for computer programs) and copyright registrations or applications for registrations which have heretofore been or may hereafter be issued throughout the world and all tangible property embodying the copyrights; unpatented inventions (whether or not patentable); patent applications and patents; industrial designs, industrial design applications and registered industrial designs; license agreements related to any of the foregoing and income therefrom; mask works, books, records, writings, computer tapes or disks, flow diagrams, specification sheets, source codes, object codes and other physical manifestations, embodiments or incorporations of any of the foregoing; the right to sue for all past, present and future infringements of any of the foregoing; and all common law and other rights throughout the world in and to all of the foregoing.

                  LIABILITIES means (a) with respect to the Company, all obligations of the Company to the Administrative Agent or any Bank, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise under the Credit Agreement or any other Loan Document (including, without limitation, with respect to Letters of Credit and Bank Products), as the same may be amended, modified, extended or renewed from time to time, and (b) with respect to each Debtor other than the Company, all obligations of such Debtor under the Guaranty or any other Loan Document.

                  NON-TANGIBLE COLLATERAL means, with respect to any Debtor, collectively, such Debtor's Accounts and General Intangibles.

                  PERMITTED LIENS - see SECTION 3.

                  UCC means the Uniform Commercial Code as in effect from time to time in the State of Illinois.

         2. GRANT OF SECURITY INTEREST. As security for the payment of all Liabilities, each Debtor hereby assigns, pledges and conveys to the Administrative Agent for the benefit of the Banks, and grants to the Administrative Agent for the benefit of the Banks a continuing security interest in, all of the following property of such Debtor, whether now or hereafter existing or acquired:

         (i)      Accounts;

         (ii)     Chattel Paper;

         (iii) Computer Hardware and Software and all rights with respect thereto, including, without limitation, any and all licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement



                                      -3-
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                  rights, renewal rights and indemnifications, and any
                  substitutions, replacements, additions or model conversions of any of the foregoing;

         (iv)     Deposit Accounts;

         (v)      Documents;

         (vi)     General Intangibles;

         (vii) Goods (including, without limitation, all of its Equipment, Fixtures and Inventory), together with all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor;

         (viii) Instruments (together with all guaranties thereof and security therefor);

         (ix)     Intellectual Property;

         (x) Investment Property (including Commodity Accounts, Commodity Contracts, Securities (whether Certificated Securities or Uncertificated Securities), Security Entitlements and Securities Accounts);

         (xi)     money (of every jurisdiction whatsoever); and

         (xii) to the extent not included in the foregoing, other personal property of any kind or description;

         together with all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing, all claims and/or insurance proceeds arising out of the loss, nonconformity or any interference with the use of, or any defects or infringements of rights in, or damage to, any of the foregoing, and all proceeds, products, offspring, rents, issues, profits and returns of and from, and all distributions on and rights arising out of, any of the foregoing.

         3. WARRANTIES. Each Debtor warrants that: (i) no financing statement (other than any which may have been filed on behalf of the Administrative Agent or in connection with Permitted Liens (as defined below)) covering any of the Collateral is on file in any public office; (ii) such Debtor is and will be the lawful owner of all Collateral, free of all liens and claims whatsoever, other than the security interest hereunder and liens and claims expressly permitted by the Credit Agreement ("PERMITTED LIENS"), with full power and authority to execute this Agreement and perform such Debtor's obligations hereunder, and to subject the Collateral to the security interest hereunder; (iii) all information with respect to Collateral and Account Debtors set forth in any schedule, certificate or other writing at any time heretofore or hereafter furnished by such Debtor to the Administrative Agent or any Bank and all other written information heretofore or hereafter furnished by such Debtor to the Administrative Agent or any Bank in connection with the Credit Agreement will be true and correct in all material respects as of the date furnished; (iv) such



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Debtor's true legal name as registered in the jurisdiction in which such Debtor is organized or incorporated, jurisdiction of organization or incorporation, federal employer identification number, organizational identification number, if any, as designated by the state of its organization or incorporation, chief executive office and principal place of business are as set forth on SCHEDULE I hereto; (v) each other location where such Debtor maintains a place of business or has any Goods is set forth on SCHEDULE II hereto; (vi) except as disclosed on
SCHEDULE III, such Debtor is not now known and during the five years preceding the date hereof has not previously been known by any trade name; (vii) except as disclosed on SCHEDULE III, during the five years preceding the date hereof such Debtor has not been known by any legal name different from the one set forth on the signature page of this Agreement nor has such Debtor been the subject of any merger or other corporate reorganization; and (viii) SCHEDULE IV hereto contains a complete listing of all of such Debtor's Intellectual Property which has been registered under any registration statute.

         4. COLLECTIONS, ETC. Until such time during the existence of a Default as the Administrative Agent shall notify such Debtor of the revocation of such power and authority, each Debtor (a) may, in the ordinary course of its business, at its own expense, sell, lease or furnish under contracts of service any of the Inventory normally held by such Debtor for such purpose, use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Debtor for such purpose, and use, in the ordinary course of its business (but subject to the terms of the Credit Agreement), the cash proceeds of Collateral and other money which constitutes Collateral, (b) will, at its own expense, endeavor to collect, as and when due, all amounts due under any of the Non-Tangible Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request or, in the absence of such request, as such Debtor may deem advisable, and (c) may grant, in the ordinary course of business, to any party obligated on any of the Non-Tangible Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of Goods, the sale or lease of which shall have given rise to such Non-Tangible Collateral. The Administrative Agent, however, may, at any time that a Default exists, whether before or after any revocation of such power and authority or the maturity of any of the Liabilities, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Non-Tangible Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Administrative Agent during the existence of a Default, each Debtor will, at its own expense, notify any parties obligated on any of the Non-Tangible Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

         Not later than 30 days after the Closing Date the Debtors shall establish, and thereafter so long as this Agreement is in effect the Debtors shall maintain, a lock-box service for collection of Accounts, all pursuant to documentation reasonably acceptable to the Administrative Agent. The Debtors shall instruct all Account Debtors to make all payments directly to the address or addresses established for such service. If, notwithstanding such instructions, any Debtor receives any payment on any Account, or if any Debtor receives any other payment constituting proceeds of Collateral, it shall receive such payment as the Administrative Agent's trustee and shall promptly deliver



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such payment to the Administrative Agent in its original form, duly endorsed in blank, or deposit such payment into the Concentration Account or a Blocked Account (each as defined below). Each Debtor agrees that, at any time a Default exists, the Administrative Agent shall have access to any post office box established pursuant to this paragraph (and each Debtor agrees to execute and deliver to the Administrative Agent such documents as the Administrative Agent shall reasonably request to obtain such access).

         All cash, checks and other proceeds of Collateral, whether received in a lockbox, received directly by any Debtor, received directly by the Administrative Agent or otherwise, shall promptly be deposited into (a) an account (the "CONCENTRATION ACCOUNT") established for the account of the Debtors (in the name of the Administrative Agent or the Debtors, at the option of the Administrative Agent) with the Administrative Agent or (b) one or more accounts (each a "BLOCKED ACCOUNT") with other financial institutions which are in each case subject to a Blocked Account Agreement. All amounts on deposit in any Blocked Account shall (subject to customary restrictions imposed by the financial institution which maintains such Blocked Account) be transferred at the end of each Business Day into the Concentration Account to be applied as set forth herein. No Debtor shall maintain any Deposit Account or deposit any item or amount in any Deposit Account, except (i) Deposit Accounts maintained with the Administrative Agent and (ii) Blocked Accounts.

         All funds in the Concentration Account and any Blocked Account shall be subject to the Administrative Agent's sole control, and no Debtor shall have any right to withdraw any such funds. Each Debtor authorizes the Administrative Agent to, and the Administrative Agent will on each Business Day, subject to the terms of the Credit Agreement, apply any amount in the Concentration Account against the Liabilities, whether or not then due, in accordance with the Credit Agreement. Notwithstanding any such application, no funds which are proceeds of any check, draft or other instrument, or of any transfer of funds, shall constitute final payment of any Liabilities unless and until such item of payment or such transfer has actually been collected.

         5. CERTIFICATES, SCHEDULES AND REPORTS. Each Debtor will from time to time deliver to the Administrative Agent such schedules, certificates and reports respecting all or any of the Collateral at the time subject to the security interest hereunder, and the items or amounts received by such Debtor in full or partial payment of any of the Collateral, as the Administrative Agent may reasonably request. Any such schedule, certificate or report shall be executed by a duly authorized officer of such Debtor and shall be in such form and detail as the Administrative Agent may specify. Each Debtor shall immediately notify the Administrative Agent of the occurrence of any event causing any loss or depreciation in the value of its Inventory or other Goods which is material to the Company and its Subsidiaries taken as a whole, and such notice shall specify the amount of such loss or depreciation.

         6. AGREEMENTS OF THE DEBTORS. Each Debtor (a) will, upon request of the Administrative Agent, execute such financing statements and other documents (and pay the cost of filing or recording the same in all public offices reasonably deemed appropriate by the Administrative Agent) and do such other acts and things (including, without limitation, delivery to the Administrative Agent of any Instruments or Certificated Securities which constitute Collateral), all as the Administrative Agent may from time to time reasonably request, to establish and maintain a valid security interest in the Collateral (free of all other liens, claims and rights of third parties whatsoever, other than Permitted Liens) to secure the payment of the Liabilities (and each Debtor hereby authorizes the Administrative Agent to file any financing statement without its



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signature, to the extent permitted by applicable law, and/or to file a copy of this Agreement as a financing statement in any jurisdiction); (b) will keep all its Inventory at, and will not maintain any place of business at any location other than, its address(es) shown on SCHEDULES I and II hereto or at such other addresses of which such Debtor shall have given the Administrative Agent not less than 10 days' prior written notice; (c) will not change its state of organization or incorporation or its name, identity or corporate structure such that any financing statement filed to perfect the Administrative Agent's interests under this Agreement would become seriously misleading, unless such Debtor shall have given the Administrative Agent not less than 30 days' prior notice of such change (provided that this SECTION 6(C) shall not be deemed to authorize any change or transaction prohibited under the Credit Agreement); (d) will keep its records concerning the Non-Tangible Collateral in such a manner as will enable the Administrative Agent or its designees to determine at any time the status of the Non-Tangible Collateral; (e) will furnish the Administrative Agent such information concerning such Debtor, the Collateral and the Account Debtors as the Administrative Agent may from time to time reasonably request;
(f) will permit the Administrative Agent and its designees, from time to time, on reasonable notice and at reasonable times and intervals during normal business hours (or at any time without notice during the existence of a Default) to inspect such Debtor's Inventory and other Goods, and to inspect, audit and make copies of and extracts from all records and all other papers in the possession of such Debtor pertaining to the Collateral and the Account Debtors, and will, upon request of the Administrative Agent during the existence of a Default, deliver to the Administrative Agent all of such records and papers; (g) will, upon request of the Administrative Agent, stamp on its records concerning the Collateral and add on all Chattel Paper constituting a portion of the Collateral, a notation, in form satisfactory to the Administrative Agent, of the security interest of the Administrative Agent hereunder; (h) except as permitted by the Credit Agreement, will not sell, lease, assign or create or permit to exist any lien on or security interest in any Collateral other than Permitted Liens and liens and security interests in favor of the Administrative Agent; (i) will at all times keep all its Inventory and other Goods insured under policies maintained with reputable, financially sound insurance companies against loss, damage, theft and other risks to such extent as is customarily maintained by companies similarly situated, and cause all such policies to provide that loss thereunder shall be payable to the Administrative Agent as its interest may appear (it being understood that (A) so long as no Default shall be existing, the Administrative Agent shall deliver any proceeds of such insurance which may be received by it to such Debtor and (B) whenever a Default shall be existing, the Administrative Agent may apply any proceeds of such insurance which may be received by it toward payment of the Liabilities, whether or not due, in such order of application as the Administrative Agent may determine) and such policies or certificates thereof shall, if the Administrative Agent so requests, be deposited with or furnished to the Administrative Agent; (j) will take such actions as are reasonably necessary to keep its Inventory in good repair and condition, ordinary wear and tear excepted; (k) will take such actions as are reasonably necessary to keep its Equipment (other than obsolete Equipment) in good repair and condition and in good working or running order, ordinary wear and tear excepted; (l) will promptly pay when due all license fees, registration fees, taxes, assessments and other charges which may be levied upon or assessed against the ownership, operation, possession, maintenance or use of its Equipment and other Goods (as applicable); PROVIDED that such Debtor shall not be required to pay any such fee, tax, assessment or other charge if the validity



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thereof is being contested by such Debtor in good faith by appropriate proceedings, so long as forfeiture of any substantial part of its Equipment or other Goods will not result from the failure of such Debtor to pay any such fee, tax, assessment or other charge during the period of such contest; (m) will, upon request of the Administrative Agent, (i) cause to be noted on the applicable certificate, in the event any of its Equipment is covered by a certificate of title, the security interest of the Administrative Agent in the Equipment covered thereby and (ii) deliver all such certificates to the Administrative Agent or its designees; (n) will take all steps reasonably necessary to protect, preserve and maintain all of its rights in the Collateral;
(o) will keep all of the tangible Collateral, Deposit Accounts and Investment Property in the continental United States; (p) will, promptly upon any officer of such Debtor obtaining knowledge that such Debtor has acquired a commercial tort claim (as defined in Section 9-102 of the UCC), notify the Administrative Agent in a writing signed by such Debtor of the details of such commercial tort claim and grant to the Administrative Agent in such writing a security interest therein and in the proceeds thereof, with such writing to be in form and substance reasonably satisfactory to the Administrative Agent; and (q) will reimburse the Administrative Agent for all expenses, including reasonable attorneys' fees and legal expenses, incurred by the Administrative Agent in seeking to collect or enforce any rights in respect of such Debtor's Collateral.

         Any expenses incurred in protecting, preserving and maintaining any Collateral shall be borne by the applicable Debtor. Whenever a Default shall be existing, the Administrative Agent shall have the right to bring suit to enforce any or all of the Intellectual Property or licenses thereunder, in which event the applicable Debtor shall at the request of the Administrative Agent do any and all lawful acts and execute any and all proper documents required by the Administrative Agent in aid of such enforcement and such Debtor shall promptly, upon demand, reimburse and indemnify the Administrative Agent for all reasonable costs and expenses incurred by the Administrative Agent in the exercise of its rights under this SECTION 6, except to the extent any of the foregoing result from the gross negligence or willful misconduct of the Administrative Agent. Notwithstanding the foregoing, the Administrative Agent shall have no obligations or liabilities regarding the Collateral or any thereof by reason of, or arising out of, this Agreement.

         7. DEFAULT. (a) Whenever a Default shall be existing, the Administrative Agent may exercise from time to time any rights and remedies available to it under the UCC, under any other applicable law and in the subsections set forth below in this SECTION 7.

         (b) Each Debtor agrees, in case of Default, (i) to assemble, at its expense, all its Inventory and other Goods (other than Fixtures) at a convenient place or places acceptable to the Administrative Agent, and (ii) at the Administrative Agent's request, to execute all such documents and do all such other things which may be necessary or desirable in order to enable the Administrative Agent or its nominee to be registered as owner of the Intellectual Property with any competent registration authority.

         (c) Notice of the intended disposition of any Collateral may be given by first-class mail, hand-delivery (through a delivery service or otherwise), facsimile or E-mail, and shall be deemed to have been "sent" upon deposit in the United States mail with adequate postage properly affixed, upon delivery to an express delivery service or upon the electronic submission through telephonic services, as applicable. Each Debtor hereby agrees and acknowledges that (i)



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with respect to Collateral that is: (A) perishable or threatens to decline speedily in value or (B) is of a type customarily sold on a recognized market (including Investment Property), no notice of disposition need be given; and
(ii) with respect to Collateral not described in CLAUSE (I) above, notification sent after default and ten days before any proposed disposition provides notice with a reasonable time before disposition.

         (d) Each Debtor hereby agrees and acknowledges that a commercially reasonable disposition of Inventory, Equipment, Computer Hardware and Software or Intellectual Property may be by lease or license of, in addition to the sale of, such Collateral. Each Debtor further agrees and acknowledges that a disposition (i) made in the usual manner on any recognized market, (ii) at the price current in any recognized market at the time of disposition or (iii) in conformity with reasonable commercial practices among dealers in the type of property subject to the disposition shall, in each case, be deemed commercially reasonable.

         (e) Any cash proceeds of any disposition by the Administrative Agent of any of the Collateral shall be applied by the Administrative Agent to payment of expenses in connection with the Collateral, including reasonable attorneys' fees and legal expenses, and thereafter to the payment of any and all of the Liabilities in such order of application as the Administrative Agent may from time to time elect, and thereafter any surplus will be paid to the applicable Debtor or as a court of competent jurisdiction shall direct. The Administrative Agent need not apply or pay over for application noncash proceeds of collection and enforcement unless (i) the failure to do so would be commercially unreasonable and (ii) the applicable Debtor has provided the Administrative Agent with a written demand to apply or pay over such noncash proceeds on such basis.

         8. GENERAL. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral in its possession if it takes such action for that purpose as any applicable Debtor requests in writing, but failure of the Administrative Agent to comply with any such request shall not of itself be deemed a failure to exercise reasonable care, and no failure of the Administrative Agent to preserve or protect any rights with respect to such Collateral against prior parties, or to do any act with respect to the preservation of such Collateral not so requested by any Debtor, shall be deemed a failure to exercise reasonable care in the custody or preservation of such Collateral.

         All notices and requests hereunder shall be in writing (including facsimile transmission) and shall be sent (i) if to the Administrative Agent, to its address shown on Schedule 14.3 to the Credit Agreement or such other address as it may, by written notice to the Company, have designated as its address for such purpose, and (ii) if to any Debtor, to its address shown on SCHEDULE I hereto or to such other address as such Debtor may, by written notice to the Administrative Agent, have designated as its address for such purpose. Notices sent by facsimile transmission shall be deemed to have been given when sent; notices sent by mail shall be deemed to have been given five Business Days after the date when sent by registered or certified mail, postage prepaid; and notices sent by hand delivery or overnight courier shall be deemed to have been given when received.

         Each of the Debtors agrees to pay all expenses (including reasonable attorneys' fees and legal expenses) paid or incurred by the Administrative Agent or any Bank in endeavoring to collect the Liabilities of such Debtor, or any part thereof, and in enforcing this Agreement against such Debtor, and such obligations will themselves be Liabilities.

         No delay on the part of the Administrative Agent in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Administrative Agent of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

         This Security Agreement shall remain in full force and effect until all Liabilities have been paid in full and all Commitments have terminated. If at any time all or any part of any payment theretofore applied by the Administrative Agent or any Bank to any of the Liabilities is or must be rescinded or returned by the Administrative Agent or such Bank for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any Debtor), such Liabilities shall, for the purposes of this Agreement, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Administrative Agent or such Bank, and this Agreement shall continue to be effective or be reinstated, as the case may be, as to such Liabilities, all as though such application by the Administrative Agent or such Bank had not been made.

         This Agreement shall be construed in accordance with and governed by the laws of the State of Illinois applicable to contracts made and to be performed entirely within the State of Illinois (except to the extent that, pursuant to Illinois law, the perfection, the effect of perfection or nonperfection or the priority of any security interest granted hereunder may be determined in accordance with the laws of a different jurisdiction). Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         The rights and privileges of the Administrative Agent hereunder shall inure to the benefit of its successors and assigns.

         This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement. At any time after the date of this Agreement, one or more additional Persons may become parties hereto by executing and delivering to the Administrative Agent a counterpart of this Agreement (including supplements to the Schedules hereto). Immediately upon such execution and delivery (and without any further action), each such additional Person will become a party to, and will be bound by all the terms of, this Agreement.

         This Agreement amends and restates the Security Agreement dated as of June 30, 2000 among the Administrative Agent, the other original signatories hereto and various other parties. Nothing contained in this Agreement shall be construed to release, cancel, terminate or otherwise adversely affect all or any part of any lien, claim, right or security interest heretofore granted to or retained by the Administrative Agent with respect to any Collateral heretofore or hereafter acquired by a Debtor.

         ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF ILLINOIS OR IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE ADMINISTRATIVE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF ILLINOIS AND OF THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH DEBTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, TO THE ADDRESS OF ITS CHIEF EXECUTIVE OFFICE SET FORTH ON SCHEDULE I HERETO (OR SUCH OTHER ADDRESS AS IT SHALL HAVE SPECIFIED IN WRITING TO THE ADMINISTRATIVE AGENT AS ITS ADDRESS FOR NOTICES HEREUNDER) OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF ILLINOIS. EACH DEBTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         EACH OF EACH DEBTOR, THE ADMINISTRATIVE AGENT AND (BY ACCEPTING THE BENEFITS HEREOF) EACH BANK HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

                              U.S. PLASTIC LUMBER CORP.


                              By:   /s/ Bruce Rosetto
                                   ---------------------------------------------
                              Name:   Bruce Rosetto
                                     -------------------------------------------
                              Title:
                                      ------------------------------------------


                              BANK OF AMERICA, N.A., as Administrative Agent


                              By:   /s/ Kristine Hyde
                                   ---------------------------------------------
                              Name:   Kristine Hyde
                                     -------------------------------------------
                              Title:
                                      ------------------------------------------


                              U.S. PLASTIC LUMBER LTD.


                              By:   /s/ Bruce Rosetto
                                   ---------------------------------------------
                              Name:   Bruce Rosetto
                                     -------------------------------------------
                              Title:
                                      ------------------------------------------


                              U.S. PLASTIC LUMBER FINANCE CORP.


                              By:   /s/ Bruce Rosetto
                                   ---------------------------------------------
                              Name:   Bruce Rosetto
                                     -------------------------------------------
                              Title:
                                      ------------------------------------------

                              THE EAGLEBROOK GROUP, INC.


                              By:   /s/ Bruce Rosetto
                                   ---------------------------------------------
                              Name:   Bruce Rosetto
                                     -------------------------------------------
                              Title:
                                      ------------------------------------------


                              U.S. PLASTIC LUMBER IP CORP.

                              By:   /s/ Bruce Rosetto
                                   ---------------------------------------------
                              Name:   Bruce Rosetto
                                     -------------------------------------------
                              Title:
                                      ------------------------------------------